                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 96-10 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           ------------------------------------
                                           Phyllis A. Knight

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997

                    CUSIP#'S 393505-RC8,RD6,RE4,RF1,RG9,RH7
                    TRUST ACCOUNT #80-4660600
                    REMITTANCE DATE: 5/15/97
                                                     Total $       Per $1,000
                                                      Amount        Original
                                                 --------------    ----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                             $10,973,759.75

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                            0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                        10,973,759.75

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate(5.68%)            5.68%
           b. Class A-1 Interest                      99,910.47    1.86748542
           c. Class A-2 Remittance Rate(5.96%)            5.96%
           d. Class A-2 Interest                     496,666.67    4.96666670
           e. Class A-3 Remittance Rate(6.16%)            6.16%
           f. Class A-3 Interest                     487,666.67    5.13333337
           g. Class A-4 Remittance Rate(6.42%)            6.42%
           h. Class A-4 Interest                     740,975.00    5.35000000
           i. Class A-5 Remittance Rate(6.83%)            6.83%
           j. Class A-5 Interest                     503,712.50    5.69166667
           k. Class A-6 Remittance Rate(7.30%)            7.30%
           l. Class A-6 Interest                   1,219,708.33    6.08333332

      (3)  Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                     .00           .00


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                              APRIL 1997 - Page 2

                    CUSIP#'S 393505-RC8,RD6,RE4,RF1,RG9,RH7
                    TRUST ACCOUNT #80-4660600
                    REMITTANCE DATE: 5/15/97

                                                         Total $             Per $1,000
                                                          Amount               Original
                                                         -------             ----------
    (4)  Remaining:
         a. Unpaid Class A Interest
             Shortfall                                       .00                    .00

B.  Principal
    (5)   Formula Principal Distribution
          Amount                                    4,533,483.39                    N/A
          a. Scheduled Principal                      880,462.26                    N/A
          b. Principal Prepayments                  3,474,842.20                    N/A
          c. Liquidated Contracts                      24,045.57                    N/A
          d. Repurchases                                     .00                    N/A
          e. Current Month Advanced Principal       1,779,065.04                    N/A
          f. Prior Month Advanced Principal        (1,624,931.68)                   N/A

    (6)   Pool Scheduled Principal Balance        764,853,426.87

    (6b)  Adjusted Pool Principal Balance         763,074,361.83           953.84295229

    (6c)  Pool Factor                                 0.95384295

    (7)   Unpaid Class A Principal Shortfall
          (if any) following prior Remittance date           .00

    (8)   Class A Percentage for such Remittance
          Date                                             92.18%

    (9)   Class A Percentage for the following
          Remittance Date                                  92.14%

    (10)  Class A Principal Distribution:
          a. Class A-1                              4,533,483.39           84.73800729
          b. Class A-2                                       .00                   .00
          c. Class A-3                                       .00                   .00
          d. Class A-4                                       .00                   .00
          e. Class A-5                                       .00                   .00
          f. Class A-6                                       .00                   .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 3

                    CUSIP#'S 393505-RC8,RD6,RE4,RF1,RG9,RH7
                    TRUST ACCOUNT #80-4660600
                    REMITTANCE DATE: 5/15/97

                                                     Total $        Per $1,000
                                                     Amount          Original
                                                     -------        ----------
    (11)  Class A-1 Principal Balance             16,574,361.83    309.80115570
    (11a) Class A-1 Pool Factor                       .30980116

    (12)  Class A-2 Principal Balance            100,000,000.00    1000.0000000
    (12a) Class A-2 Pool Factor                      1.00000000

    (13)  Class A-3 Principal Balance             95,000,000.00    1000.0000000
    (13a) Class A-3 Pool Factor                      1.00000000

    (14)  Class A-4 Principal Balance            138,500,000.00    1000.0000000
    (14a) Class A-4 Pool Factor                      1.00000000

    (15)  Class A-5 Principal Balance             88,500,000.00    1000.0000000
    (15a) Class A-5 Pool Factor                      1.00000000

    (16)  Class A-6 Principal Balance            200,500,000.00    1000.0000000
    (16a) Class A-6 Pool Factor                      1.00000000

    (17)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                              .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                              APRIL 1997 - Page 4

                    CUSIP#'S 393505-RC8,RD6,RE4,RF1,RG9,RH7
                    TRUST ACCOUNT #80-4660600
                    REMITTANCE DATE: 5/15/97

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date
    (18)  31-59 days                               6,002,312.17            159

    (19)  60 days or more                          3,164,683.21             83

    (20)  Current Month Repossessions                839,928.15             25

    (21)  Repossession Inventory                   1,354,075.95             45

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

    (22)  Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current Remittance Date     .41%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                                .27%

    (23)  Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current Remittance Date    .78%

          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                                .65%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.68%, 5.68%, 6.16%, 6.42%, 6.83%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 5

                    CUSIP#'S 393505-RC8,RD6,RE4,RF1,RG9,RH7
                    TRUST ACCOUNT #80-4660600
                    REMITTANCE DATE: 5/15/97

(24) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to
         May 31, 2001, 6.5% from June 1, 2001 to May 31,
         2002, 8.5% from June 1, 2002 to May 31, 2003 and
         9.5% thereafter)                                                     0%

(25) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date            3,004.69

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided
         by arithmetic average of Pool Scheduled Principal
         Balances for third preceding Remittance and for current
         Remittance Date; may not exceed 2.25%)                             .02%

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                                 16.15%

(27) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                          .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                   7.82%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.63%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 6


                           CUSIP#'S 393505-RJ3
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 5/15/97


                                                      Total $       Per $1,000
                                                      Amount         Original
                                                   -------------   -------------

CLASS M1 CERTIFICATES
---------------------
(28)   Amount available (including Monthly
       Servicing Fee)                               2,891,636.72

A.     Interest
(29)   Aggregate interest
       a.  Class M-1 Remittance Rate (7.24%,
           unless Weighted Average Contract
           Rate is below 7.24%)                            7.24%
       b.  Class M-1 Interest                         386,133.33      6.03333328

(30)   Amount applied to Class M-1 Interest
       Deficiency Amount                                     .00               0

(31)   Remaining unpaid Class M-1 Interest
       Deficiency Amount                                     .00               0

(32)   Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall               .00               0

(33)   Remaining:
       a.  Unpaid Class M-1 Interest Shortfall               .00               0

B.     Principal
(34)   Formula Principal Distribution Amount                 .00             N/A
       a.  Scheduled Principal                               .00             N/A
       b.  Principal Prepayments                             .00             N/A
       c.  Liquidated Contracts                              .00             N/A
       d.  Repurchases                                       .00             N/A

(35)   Class M-1 Principal Balance                 64,000,000.00   1000.00000000
(35a)  Class M-1 Pool Factor                          1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 7

                           CUSIP#'S 393505-RK0,RL8
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 5/15/97


(36)   Class M-1 Percentage for such Remittance
       Date                                                 .00%


                                                      Total $       Per $1,000
                                                      Amount         Original
                                                   -------------   -------------
(37)   Class M-1 Principal Distribution:
       a.  Class M-1 (current)                               .00      0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                              .00

(38)   Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date            .00

(39)   Class M-1 Percentage for the following
       Remittance Date                                      .00%

Class B1 Certificates
---------------------
(1)    Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                               2,505,503.39

(2)    Class B-1 Remittance Rate (7.24% unless
       Weighted Average Contract Rate is
       below 7.24%)                                        7.24%

(3)    Aggregate Class B1 Interest                    193,066.67      6.03333344

(4)    Amount applied to Unpaid Class
       B1 Interest Shortfall                                 .00             .00

(5)    Remaining unpaid Class B1
       Interest Shortfall                                    .00             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 8


                           CUSIP#'S 393505-RK0,RL8
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 5/15/97


(6)    Amount applied to Class B1 Interest
       Deficiency Amount                                     .00

(7)    Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                     .00

(8)    Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date              .00

(8a)   Class B Percentage for such Remittance Date           .00


                                                      Total $       Per $1,000
                                                      Amount         Original
                                                   -------------   -------------

(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                .00

(10a)  Class B1 Principal Shortfall                          .00

(10b)  Unpaid Class B1 Principal Shortfall                   .00

(11)   Class B Principal Balance                   60,000,000.00

(12)   Class B1 Principal Balance                  32,000,000.00

Class B2 Certificates
---------------------
(13)   Remaining Amount Available                   2,312,436.72

(14)   Class B-2 Remittance Rate (7.74%
       unless Weighted Average Contract
       Rate is less than 7.74%)                            7.74%

(15)   Aggregate Class B2 Interest                    180,600.00      6.45000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 9


                           CUSIP#'S 393505-RA2.RB0
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 5/15/97


(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                 .00             .00

(17)   (Remaining Unpaid Class B2 Interest Shortfall         .00             .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date              .00

(19)   Class B2 Principal Liquidation Loss Amount            .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                  .00

(21)   Guarantee Payment                                     .00

(22)   Class B2 Principal Balance                  28,000,000.00


                                                      Total $       Per $1,000
                                                      Amount         Original
                                                   -------------   -------------

(23)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                               320,513.66

(24)   3% Guarantee                                 1,811,323.06

(25)   Class C Residual Payment                              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                              CLASS B CERTIFICATES
                                MONTHLY REPORT
                             APRIL 1997 - Page 10


                           CUSIP#'S 393505-RK0,RL8
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 5/15/97


(26)   Class M-1 Interest Deficiency on such
       Remittance Date                                       .00

(27)   Class B-1 Interest Deficiency on such
       Remittance Date                                       .00

(28)   Repossessed Contracts                          839,928.15

(29)   Repossessed Contracts Remaining
       in Inventory                                 1,354,075.95

(30)   Weighted Average Contract Rate                   10.18521